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                            PNC CAPITAL MARKETS, INC.
                                  One PNC Plaza
                                249 Fifth Avenue
                              Pittsburgh, PA 15222


                                 April 15, 1999



Key Energy Services, Inc.
Two Tower Center, 20th Floor
East Brunswick, New Jersey  08816
Attn:  Stephen E. McGregor, Executive Vice President and Chief Financial Officer


Dear Mr. McGregor:

          This letter is to confirm the understanding between Key Energy Services, Inc. (the "Company") and PNC Capital Markets, Inc. ("PNC") relating to the total amount of compensation payable to PNC in connection with certain financial advisory services previously provided by PNC to the Company.

          1. FEE. If, and only if, (i) the Offering (as defined below) and the sale to Green-Cohn Group LLC, DFG Corporation and ZPG Securities, L.L.C. of common stock, par value $.10 per share, of the Company ("Common Stock") results in gross proceeds ("Aggregate Gross Proceeds") to the Company of an amount equal to, in the aggregate, $100 million and (ii) PNC shall not be default of its obligations under its letter agreement with the Company of even date herewith (the "Purchase Commitment"), then the Company shall pay to PNC, or to any affiliate designated by PNC, $2.5 million (the "Financial Services Fee"), payable, at the Company's election, in immediately available funds, Common Stock, or any combination thereof. For purposes of calculating the number of shares of Common Stock to be issued to PNC (or any of its affiliates) pursuant to this Section 1 (the "Stock Portion"), the value of each share of Common Stock shall be deemed to be the per share public offering price of the Common Stock offered by Friedman, Billings, Ramsey & Co. and Dain Rauscher Wessels (together, the "Underwriters") pursuant to a prospectus supplement to be filed by the Company with the Securities and Exchange Commission in connection with the Company's effective Registration Statement on Form S-3 (File No. 333-67665) (the "Offering"), net of any underwriting discounts and expenses. The Company shall pay the Financial Services Fee to PNC immediately following consummation of the Offering. Simultaneously with and conditioned on the payment of the Financial Services Fee and on Aggregate Gross Proceeds being not less than $125 million, the Company shall issue to PNC, or to any affiliate designated by PNC, warrants
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to purchase 750,000 shares of Common Stock at the Offering Price (the
"Warrants"). The Warrants shall be immediately exercisable, shall expire six years after the Closing Date and otherwise shall be in a form reasonably agreed to by PNC and the Company prior to the Closing Date. Terms defined in the Purchase Commitment and not otherwise defined herein are used herein as defined in the Purchase Commitment.

          2.   INVESTMENT LIMITATION. The Stock Portion, if any, shall be paid
(i) first, in shares of the Company's voting Common Stock (the "Voting Shares"), up to such number of shares as would result in PNC and its affiliates, in the aggregate, holding not more than 4.9999% of the total number of Voting Shares outstanding upon issuance of such shares, after giving effect to such issuance and including all other Voting Shares held by PNC and its affiliates at such time, and (ii) second, in shares of a new class of nonvoting Common Stock having the terms set forth in Appendix A to the Purchase Commitment ("Nonvoting Shares"), up to such number of shares as would result in PNC and its affiliates, in the aggregate, holding not more than 24.9999% of the total equity of the Company upon issuance of such Nonvoting Shares, after giving effect to such issuance and including all other shares of Common Stock held by PNC and its affiliates at such time. In the event payment of the Stock Portion amount elected by the Company would cause PNC and its affiliates, in the aggregate, to hold more than 4.9999% of the Voting Shares, the number of Voting Shares in the Stock Portion shall be decreased, and the number of Nonvoting Shares in the Stock Portion shall be increased such that PNC and its affiliates, in the aggregate, shall hold no more than 4.9999% of the Voting Shares after giving effect to the payment of the Stock Portion. In addition, in the event payment of the Stock Portion amount elected by the Company would cause PNC and its affiliates, in the aggregate, to hold more than 24.9999% of the total equity of the Company, the Stock Portion shall be decreased, and the portion of the Financial Services Fee payable in immediately available funds shall be increased such that PNC and its affiliates, in the aggregate, shall hold no more than 24.9999% of the total equity of the Company after giving effect to the payment of the Stock Portion. The calculations contemplated by this Section 2 shall be made by PNC in accordance with Section 4 of the Bank Holding Company Act of 1956, as amended, and the regulations and policy statements of the Board of Governors of the Federal Reserve System thereunder. Notwithstanding any other provision in this letter agreement, neither PNC nor any of its affiliates shall be required to accept shares of Common Stock, if such receipt would result in a violation of any law or regulation; and in such case, the amount of the Stock Portion that would have resulted in such violation shall instead be payable in immediately available funds.

          3. OFFICER'S CERTIFICATE. If the Financial Services Fee consists as a whole or in part of shares of Common Stock, PNC shall receive a certificate, dated as of the date of payment of the Financial Services Fee and executed by
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the President of the Company, certifying that (i) the shares of Common Stock constituting the Stock Portion are duly authorized and validly issued, fully paid and nonassessable, and (ii) the Company is not subject to any Redemption Requirements. As used herein, "Redemption Requirements" means any requirement, obligation or agreement of the Company to redeem or repurchase any shares of its outstanding capital stock.

          4. REGISTRATION AND REGISTRATION RIGHTS. The issuance of the Stock Portion of the Financial Services Fee, if any, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants will be registered under the Securities Act of 1933, as amended, and applicable state securities laws. Simultaneously with the purchase of shares under the Purchase Commitment, if any, the Company and PNC shall enter into a registration rights agreement substantially in the form of Appendix A.

          5. MISCELLANEOUS. This letter agreement and the Purchase Commitment constitute the entire agreement between the parties hereto, and supersedes all prior agreements and understandings (both written and oral) of the parties hereto, with respect to the subject matter hereof, and may not be amended or waived except by an instrument in writing signed by PNC and the Company. This letter shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of law provisions or rules thereof. This letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one instrument. Delivery of an executed signature page of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
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          Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this letter agreement.

                                        Very truly yours,

                                        PNC CAPITAL MARKETS, INC.


                                        By:  /s/ William F. Strome
                                             -----------------------------------
                                             William F. Strome
                                             Managing Director


Accepted and agreed to this
15th day of April, 1999, by:

KEY ENERGY SERVICES, INC.


By:  /s/ Stephen E. McGregor
     ----------------------------------
     Stephen E. McGregor
     Executive Vice President and Chief Financial Officer
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                                                                      APPENDIX A

                         [REGISTRATION RIGHTS AGREEMENT]
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                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of April __, 1999, by and between PNC Investment Corp. ("PNC"), PNC Capital Markets, Inc. ("PNC Capital") and Key Energy Services, Inc. (the "Company").

          WHEREAS, the Company, in connection with an effective registration statement on Form S-3 (File No. 333-67665), has filed a prospectus and a related prospectus supplement relating to shares of the Company's common stock, par value $.10 per share (the "Common Stock") being offered by Friedman, Billings, Ramsey & Co. and Dain Rauscher Wessels (the "Underwriters") to the public (the "Offering");

          WHEREAS, the Company and PNC are parties to a letter agreement (the "Purchase Commitment"), dated April 15, 1999, relating to PNC's potential purchase of up to $50 million of Common Stock upon consummation of the Offering (the "Closing Date");

          WHEREAS, the Company and PNC Capital are parties to a letter agreement (the "Fee Letter Agreement"), providing for the payment to PNC or any affiliate of PNC an amount equal to $2.5 million, payable, at the Company's option, in immediately available funds or shares of Common Stock, or any combination thereof and for the issuance to PNC or an affiliate of warrants to purchase 750,000 shares of Common Stock (the "Warrants");

          WHEREAS, on April 13, 1999, the Company issued to PNC 200,000 shares of Common Stock (together with the shares acquired by PNC or its affiliates or assignees pursuant to the Fee Letter Agreement and the Purchase Commitment and that may be acquired pursuant to the Warrants, the "Shares");

          WHEREAS, in order to induce PNC Capital to enter into the Purchase Commitment and the Fee Letter Agreement, the Company has agreed to provide the registration rights set forth in this Agreement to PNC, any PNC affiliates holding Shares and their respective permitted assignees under Section 12 of the Purchase Commitment (collectively, the "Stockholders"); and

          WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Purchase Commitment and Fee Letter Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto and intending to be legally bound hereby, the parties agree as follows:
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          1.   REGISTRATION. (a) As soon as practicable, but no later than thirty days after the Closing Date, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Resale Registration Statement") on a form available for the Company that allows the Stockholders to resell the Shares from time to time in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), subject to the transfer restrictions set forth in Section 6 of the Purchase Commitment. The Resale Registration Statement shall be in a form and contain terms reasonably satisfactory to PNC and PNC Capital. The Company will use its reasonable best efforts, subject to receipt of all information required under applicable securities laws with respect to the Stockholders, to cause the Resale Registration Statement to become effective as soon as practicable after the filing thereof.

          (b) A registration required under Section 1(a) shall not be deemed to have been effected (A) unless it either has become effective or is filed but does not become effective solely by reason of a Stockholder's act or omission, or (B) if, after it has become effective, the Commission shall have issued a stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act for any reason other than a misrepresentation or an omission by a Stockholder.

          (c) The Company shall prepare and file with the Commission such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earlier of (i) the date all the Shares have been sold pursuant thereto or (ii) such time as the Stockholders may sell the Shares without limitation under the Securities Act and the Commission's rules thereunder.

          (d) The Company shall furnish to each Stockholder with respect to the Shares registered for resale on the Resale Registration Statement such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Stockholder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Stockholder, PROVIDED, HOWEVER, that the obligation of the Company to deliver copies of prospectuses to any Stockholder shall be subject to the receipt by the Company of reasonable assurances from such Stockholder that the Stockholder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses.

          (e) The Company shall file documents required for blue sky clearance for the sale of the Shares in states specified in writing by any Stockholder;

          (f) The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 1 and the registration of the Shares on the Resale Registration Statement and the satisfaction of the blue sky laws of such states, including but not limited to all registrations, exemptions, qualifications and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and

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excluding any selling commissions, and fees and expenses, if any, of separate counsel or other independent advisors to the Stockholder or other Stockholders.

          2. TRANSFER OF SHARES. After the registration of the Shares pursuant to Section 1 above, PNC and PNC Capital agree that each Stockholder, during the period the registration statement remains effective, will not make any sale of the Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

          3. INDEMNIFICATION. (a) The Company shall defend, indemnify and hold harmless the Stockholders and each of them and each Stockholder's directors, officers, employees and representatives and each person, if any, that controls such Stockholder within the meaning of section 15 of the Securities Act, from any obligation, liability, claim, loss, cost, suit, damage, action, proceeding or cause of action including, without limitation, attorneys' fees and expenses (collectively, "Claims") arising from or pertaining to: (i) the registration of the Shares described in this Agreement and/or the registration or exemption of the Shares under state blue sky laws, including but not limited to all Claims arising under federal and state securities laws and including (except as expressly set forth below) any misrepresentation or omission of a material fact contained in the registration statement covering the Shares; and (ii) any failure by the Company to fulfill any undertaking included in the registration statement and/or this Agreement; PROVIDED, HOWEVER, that the foregoing shall not apply and instead a Stockholder shall be obligated to defend, indemnify and hold harmless the Company (and each person, if any, that controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the registration statement, and each director of the Company) and the other Stockholders from any Claim if and to the extent such Claim arises from or pertains to (a) the failure of such indemnifying Stockholder to comply with the covenants and agreements contained in this Agreement; and/or (b) any misrepresentation or omission of a material fact contained, as of the effective date of any registration statement covering the Shares, in information furnished to the Company by or on behalf of such indemnifying Stockholder specifically for use in the preparation of such registration statement.

          (b) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it

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inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. The failure of an indemnified person to give any notice shall not effect its entitlement to indemnity hereunder except to the extent that the indemnifying person is actually and materially prejudiced by such failure.

          4. INFORMATION AVAILABLE. So long as the Resale Registration Statement is effective and Shares remain unsold, the Company, upon the reasonable request of any Stockholder, will meet with the Stockholder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Resale Registration Statement and will otherwise cooperate with any Stockholder conducting an investigation for the purpose of reducing or eliminating such Stockholders' exposure to liability under the Securities Act, including the production of information at the Company's headquarters. The Stockholders shall execute a mutually acceptable confidentiality agreement concerning any information obtained pursuant to this
Section 4.

          5. NO SALE PERIODS. The Company will notify each Stockholder, at any time when a prospectus relating to the registered Shares is required to be delivered under the Securities Act, if the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in the prospectus or necessary to make the statements made in the prospectus not misleading in the light of the then existing circumstances. The Company will use its reasonable best efforts to amend the prospectus to correct such untrue statement or omission. PNC and PNC Capital agree that each Stockholder shall not effect a sale of the Shares pursuant to the Resale Registration Statement during any period that the Company reasonably requests due to the existence of information relating to events outside the ordinary course of the Company's business that has not been publicly disclosed, it being understood and agreed that the Company is under no obligation to disclose any such information for the purpose of permitting any such sale.

          6. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified air mail, postage prepaid, and shall be deemed given when so mailed:

                    if to the Company, to:

                    Two Tower Center, 20th Floor
                    East Brunswick, New Jersey  08816
                    PH:  (732)-247-4822
                    Attn:

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                    if to PNC or PNC Capital:

                    c/o PNC Bank Corp.
                    One PNC Plaza
                    249 Fifth Avenue
                    Pittsburgh, PA  15222
                    Attn:
                    PH:

or, if to any transferee or transferees of the Stockholder, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

          7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict or law provisions or rules thereof.

          8. SURVIVAL. The representations, covenants, rights and obligations set forth in this Agreement shall remain in effect throughout the effectiveness of any registration statement covering the Shares and for a period of three years thereafter.

          9. COUNTERPARTS. This Agreement may be executed by facsimile, and/or in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one instrument.

          10. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (both written and oral) of the parties hereto with respect to the subject matter hereof, and cannot be amended or modified except in writing executed by the parties hereto.

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          IN WITNESS WHEREOF, the parties have duly executed this Registration
Rights Agreement as of the date first written above.


                                        PNC INVESTMENT CORP.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        PNC CAPITAL MARKETS, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        KEY ENERGY SERVICES, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

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